Exhibit 99.2

Supplemental Financial Information
For the three and twelve months ended December 31, 2011

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's fourth quarter 2011 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date February 3, 2012) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of December 31, 2011, the Operating Partnership owned or had an ownership interest in 65 regional shopping centers and 14 community shopping centers aggregating approximately 66 million square feet of gross leasable area ("GLA"). These 79 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        In December 2011, the Company and its joint venture partner reached an agreement for the distribution and conveyance of interests in SDG Macerich Properties, L.P., a Delaware limited partnership ("SDG Macerich") that owned 11 regional malls in a 50/50 partnership. Six of the eleven assets were distributed to the Company in December 2011. Macerich received 100% ownership of Eastland Mall in Evansville, Indiana, Lake Square Mall in Leesburg, Florida, NorthPark Mall in Davenport, Iowa, SouthPark Mall in Moline, Illinois, Southridge Mall in Des Moines, Iowa, and Valley Mall in Harrisonburg, Virginia. Consequently, these properties are included in certain Non-GAAP operating measures in 2011 as Consolidated Centers, as indicated in this document.

        In December 2011, the Company conveyed Shoppingtown Mall to the lender by a deed in lieu of foreclosure. Consequently, Shoppingtown Mall has been excluded from certain Non-GAAP operating measures in 2011 as indicated in this document.

        As of December 1, 2011, the Prescott Gateway non-recourse loan was in maturity default. The Company is negotiating with the loan servicer. The outcome is uncertain at this time.

        On April 1, 2011, the joint venture that owned Granite Run Mall conveyed the property to the lender by a deed in lieu of foreclosure. The mortgage on this property was non-recourse. Consequently, Granite Run has been excluded from certain Non-GAAP operating measures in 2011 as indicated in this document.

        On July 15, 2010, a court appointed receiver ("Receiver") assumed operational control of Valley View Center and responsibility for managing all aspects of the property. The Company anticipates the disposition of the asset, which is under the control of the Receiver, will be executed through foreclosure, deed in lieu of foreclosure, or by some other means, and will be completed in the near future. Consequently, Valley View has been excluded from certain Non-GAAP operating measures in 2010 and 2011 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	12/31/2011	12/31/2010	12/31/2009
	dollars in thousands, except per share data
Closing common stock price per share	$50.60	$47.37	$35.95
52 week high	$56.50	$49.86	$38.22
52 week low	$38.64	$29.30	$5.45
Shares outstanding at end of period
Class A non-participating convertible preferred units	208,640	208,640	205,757
Common shares and partnership units	143,178,521	142,048,985	108,658,421

Total common and equivalent shares/units outstanding	143,387,161	142,257,625	108,864,178

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$5,903,805	$5,854,780	$6,563,706
Equity market capitalization	7,255,390	6,738,744	3,913,667

Total market capitalization	$13,159,195	$12,593,524	$10,477,373

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2010	11,596,953	130,452,032	208,640	142,257,625

Conversion of partnership units to common shares	(19,100)	19,100	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	504,857	578,599	—	1,083,456

Balance as of March 31, 2011	12,082,710	131,049,731	208,640	143,341,081

Conversion of partnership units to common shares	(1,011,025)	1,011,025	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	13,676	—	13,676

Balance as of June 30, 2011	11,071,685	132,074,432	208,640	143,354,757

Conversion of partnership units to common shares	(28,895)	28,895	—	—
Conversion of partnership units to cash	(585)	—	—	(585)
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans		8,192	—	8,192

Balance as of September 30, 2011	11,042,205	132,111,519	208,640	143,362,364

Conversion of partnership units to common shares	(16,896)	16,896	—	—
Conversion of partnership units to cash	(232)	—	—	(232)
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	25,029	—	25,029

Balance as of December 31, 2011	11,025,077	132,153,444	208,640	143,387,161

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of December 31,
	2011	2010
Straight line rent receivable	$73.5	$74.7

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2011	2010	2011	2010
	dollars in millions
Lease termination fees	$4.0	$2.9	$13.4	$9.5
Straight line rental income	$1.8	$1.6	$6.3	$7.0
Gain on sales of undepreciated assets	$0.0	$0.1	$2.3	$0.6
Amortization of acquired above- and below-market leases	$3.7	$2.4	$12.4	$10.8
Amortization of debt (discounts)/premiums	$(1.6)	$(1.7)	$(7.8)	$(4.2)
Interest capitalized	$3.6	$3.9	$16.8	$28.4

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/2009
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$314.6	$12.9	$11.0
Development, redevelopment, expansions and renovations of Centers	88.8	214.8	226.2
Tenant allowances	19.4	22.0	10.8
Deferred leasing charges	29.3	24.5	20.0

Total	$452.1	$274.2	$268.0

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$143.4	$6.1	$5.4
Development, redevelopment, expansions and renovations of Centers	37.7	42.3	61.2
Tenant allowances	8.4	8.1	5.1
Deferred leasing charges	4.9	4.7	3.8

Total	$194.4	$61.2	$75.5

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
12/31/2011(b)(c)	$417	$597	$489
12/31/2010(b)(c)(d)	$392	$468	$433
12/31/2009(b)(d)	$368	$440	$407

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot excludes centers under development and redevelopment.

(b)
Eastland Mall, Lake Square Mall, NorthPark Mall, SouthPark Mall, Southridge Mall and Valley Mall are included in Consolidated Centers in Year 2011. These centers are included in Unconsolidated Joint Venture Centers in Years 2009 and 2010.

(c)
The sales per square foot for Years 2010 and 2011 exclude Valley View Center.

(d)
The sales per square foot for Years 2009 and 2010 exclude Santa Monica Place which opened in August 2010.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers(b)(c)	Unconsolidated Joint Venture Centers(b)	Total(c)
12/31/2011	92.8%	92.4%	92.7%
12/31/2010	93.8%	92.5%	93.1%
12/31/2009	91.2%	91.3%	91.3%

(a)
Occupancy is the percentage of Mall and Freestanding GLA leased as of the last day of the reporting period. Occupancy excludes centers under development and redevelopment.

(b)
Eastland Mall, Lake Square Mall, NorthPark Mall, SouthPark Mall, Southridge Mall and Valley Mall are included in Consolidated Centers Occupancy in the Year Ended 2011. These centers are included with Unconsolidated Joint Venture Centers in the Years 2009 and 2010.

(c)
Occupancy as of December 31, 2011 and December 31, 2010 excludes Valley View Center.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
12/31/2011(e)(f)	$38.78	$38.35	$35.84
12/31/2010(f)	$37.93	$34.99	$37.02
12/31/2009	$37.77	$38.15	$34.10
Unconsolidated Joint Venture Centers
12/31/2011	$53.72	$50.00	$38.98
12/31/2010(e)	$46.16	$48.90	$38.39
12/31/2009(e)	$45.56	$43.52	$37.56

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis.

(e)
Eastland Mall, Lake Square Mall, NorthPark Mall, SouthPark Mall, Southridge Mall and Valley Mall are included as Consolidated Centers in Year 2011. These centers are included with Unconsolidated Joint Venture Centers in Years 2009 and 2010.

(f)
The leases for Valley View Center are excluded in Years 2010 and 2011.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2011(a)(b)	2010(b)	2009
Consolidated Centers
Minimum rents	8.2%	8.6%	9.1%
Percentage rents	0.5%	0.4%	0.4%
Expense recoveries(c)	4.1%	4.4%	4.7%

Total	12.8%	13.4%	14.2%

	For Years Ended December 31,
	2011	2010(a)	2009(a)
Unconsolidated Joint Venture Centers
Minimum rents	9.1%	9.1%	9.4%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(c)	3.9%	4.0%	4.3%

Total	13.4%	13.5%	14.1%

(a)
Eastland Mall, Lake Square Mall, NorthPark Mall, SouthPark Mall, Southridge Mall and Valley Mall are included as Consolidated Centers in Year 2011. These Centers are included with Unconsolidated Joint Venture Centers in Years 2009 and 2010.

(b)
The cost of occupancy excludes Valley View Center in Years 2010 and 2011.

(c)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information

Consolidated Balance Sheets (unaudited)

(Dollars in thousands, except share data)

	December 31, 2011	December 31, 2010
ASSETS:
Property, net(a)	$6,079,043	$5,674,127
Cash and cash equivalents(b)	67,248	445,645
Restricted cash	68,628	71,434
Marketable securities	24,833	25,935
Tenant and other receivables, net	109,092	95,083
Deferred charges and other assets, net	483,763	316,969
Loans to unconsolidated joint ventures	3,995	3,095
Due from affiliates	3,387	6,599
Investments in unconsolidated joint ventures	1,098,560	1,006,123

Total assets	$7,938,549	$7,645,010

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY:
Mortgage notes payable:
Related parties	$279,430	$302,344
Others	3,049,008	2,957,131

Total	3,328,438	3,259,475
Bank and other notes payable	877,636	632,595
Accounts payable and accrued expenses	72,870	70,585
Other accrued liabilities	299,098	257,678
Distributions in excess of investments in unconsolidated joint ventures	70,685	65,045
Co-venture obligation	125,171	160,270

Total liabilities	4,773,898	4,445,648

Redeemable noncontrolling interests	—	11,366

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock, $0.01 par value, 250,000,000 shares authorized, 132,153,444 and 130,452,032 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	1,321	1,304
Additional paid-in capital	3,487,630	3,456,569
Accumulated deficit	(678,631)	(564,357)
Accumulated other comprehensive income (loss)	3,017	(3,237)

Total stockholders' equity	2,813,337	2,890,279
Noncontrolling interests	351,314	297,717

Total equity	3,164,651	3,187,996

Total liabilities, redeemable noncontrolling interests and equity	$7,938,549	$7,645,010

(a)
Includes consolidated construction in process of $209,732 at December 31, 2011 and $292,891 at December 31, 2010. Does not include pro rata share of unconsolidated joint venture construction in process of $61,407 at December 31, 2011 and $36,903 at December 31, 2010.

(b)
Does not include pro rata share of unconsolidated joint venture cash of $61,728 at December 31, 2011 or $57,437 at December 31, 2010.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of December 31, 2011
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$2,449,205	$1,504,943	$3,954,148
Unconsolidated debt	1,788,428	161,229	1,949,657

Total debt	$4,237,633	$1,666,172	$5,903,805
Weighted average interest rate	5.74%	3.12%	5.00%
Weighted average maturity (years)			3.19

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of December 31, 2011
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Valley View Center(b)	01/01/11	5.72%	$125,000	$—	$125,000
Prescott Gateway(c)	12/01/11	5.86%	60,000	—	60,000
The Macerich Company—Convertible Senior Notes(d)	03/15/12	5.41%	437,788	—	437,788
Tucson La Encantada(e)	06/01/12	5.84%	75,315	—	75,315
Chandler Fashion Center(f)	11/01/12	5.50%	77,900	—	77,900
Towne Mall	11/01/12	4.99%	12,801	—	12,801
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	24,849	—	24,849
Great Northern Mall	12/01/13	5.19%	37,256	—	37,256
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.55%	102,760	—	102,760
Fresno Fashion Fair	08/01/15	6.76%	163,467	—	163,467
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	86,525	—	86,525
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	43,543	—	43,543
Deptford Mall	06/01/16	6.46%	15,030	—	15,030
Freehold Raceway Mall(f)	01/01/18	4.20%	116,683	—	116,683
Danbury Fair Mall	10/01/20	5.53%	244,763	—	244,763
Fashion Outlets of Niagara Falls	10/06/20	4.89%	129,025	—	129,025

Total Fixed Rate Debt for Consolidated Assets		5.60%	$2,449,205	$—	$2,449,205

Victor Valley, Mall of(g)	05/06/13	2.13%	$—	$97,000	$97,000
Westside Pavilion(g)	06/05/13	2.53%	—	175,000	175,000
SanTan Village Regional Center(g)(h)	06/13/13	2.69%	—	117,277	117,277
Oaks, The(g)	07/10/13	2.26%	—	257,264	257,264
Wilton Mall	08/01/13	1.28%	—	40,000	40,000
Promenade at Casa Grande(i)	12/30/13	5.21%	—	39,287	39,287
Paradise Valley Mall(g)	08/31/14	6.30%	—	84,000	84,000
Northgate Mall(g)	01/01/15	7.00%	—	38,115	38,115
Vintage Faire Mall	04/27/15	3.56%	—	135,000	135,000
Twenty Ninth Street	01/18/16	3.12%	—	107,000	107,000
The Macerich Partnership L.P.—Line of Credit(g)	05/02/16	2.96%	—	290,000	290,000
The Macerich Partnership L.P.—Term Loan	12/08/18	2.42%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		3.04%	$—	$1,504,943	$1,504,943

Total Debt for Consolidated Assets		4.63%	$2,449,205	$1,504,943	$3,954,148

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of December 31, 2011
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Ridgmar (50%)	04/11/12	7.82%	$28,373	$—	$28,373
NorthPark Center (50%)	05/10/12	5.97%	87,491	—	87,491
NorthPark Center (50%)	05/10/12	8.33%	39,166	—	39,166
NorthPark Land (50%)	05/10/12	8.33%	37,831	—	37,831
SanTan Village Power Center (34.9%)(g)	06/01/12	5.33%	15,705	—	15,705
Kierland Greenway (50%)	01/01/13	6.02%	28,722	—	28,722
Kierland Main Street (50%)	01/02/13	4.99%	7,291	—	7,291
Queens Center (51%)	03/01/13	7.78%	63,540	—	63,540
Queens Center (51%)	03/01/13	7.00%	102,073	—	102,073
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	43,156	—	43,156
Tysons Corner Center (50%)	02/17/14	4.78%	155,269	—	155,269
Redmond Office (51%)	05/15/14	7.52%	29,673	—	29,673
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,510	—	29,510
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	71,766	—	71,766
Camelback Colonnade (75%)	10/12/15	4.82%	35,250	—	35,250
Chandler Festival (50%)	11/01/15	6.39%	14,836	—	14,836
Chandler Gateway (50%)	11/01/15	6.37%	9,441	—	9,441
Washington Square (51%)	01/01/16	6.04%	122,658	—	122,658
North Bridge, The Shops at (50%)	06/15/16	7.52%	99,999	—	99,999
West Acres (19%)	10/01/16	6.41%	11,980	—	11,980
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	39,231	—	39,231
Stonewood Mall (51%)	11/01/17	4.67%	56,870	—	56,870
Los Cerritos Center (51%)	07/01/18	4.50%	101,456	—	101,456
Arrowhead Towne Center (66.7%)	10/05/18	4.30%	152,910	—	152,910
Wilshire Building (30%)	01/01/33	6.35%	1,731	—	1,731

Total Fixed Rate Debt for Unconsolidated Assets		5.92%	$1,788,428	$—	$1,788,428

Pacific Premier Retail Trust (51%)(g)	11/03/13	5.16%	$—	$58,650	$58,650
Boulevard Shops (50%)	12/16/13	3.35%	—	10,520	10,520
Market at Estrella Falls (39.7%)	06/01/15	3.26%	—	13,309	13,309
Chandler Village Center (50%)(g)	03/01/16	3.01%	—	8,750	8,750
Inland Center (50%)	04/01/16	3.52%	—	25,000	25,000
Superstition Springs Center (66.7%)	10/28/16	2.88%	—	45,000	45,000

Total Floating Rate Debt for Unconsolidated Assets		3.88%	$—	$161,229	$161,229

Total Debt for Unconsolidated Assets		5.75%	$1,788,428	$161,229	$1,949,657

Total Debt		5.00%	$4,237,633	$1,666,172	$5,903,805

Percentage to Total			71.78%	28.22%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
Effective July 15, 2010, a court-appointed receiver assumed operational control of this property and responsibility for managing all aspects of the property.

(c)
This non-recourse mortgage loan is in maturity default. The Company is negotiating with the loan servicer, which will likely result in a transition of the asset to the loan servicer or a receiver.

(d)
These convertible senior notes were issued on March 16, 2007 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $1.5 million and the annual interest rate represents the effective interest rate, including the discount.

(e)
On February 1, 2012, the Company replaced the existing loan with a new ten-year $75.1 million loan bearing interest at a fixed rate of 4.22%, maturing on March 1, 2022.

(f)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(g)
The maturity date assumes that all extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

(h)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(i)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

 The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Top Ten Tenants

        The following retailers (including their subsidiaries) represent the 10 largest rent payers of the Centers (excluding Valley View Center) based upon total rents in place as of December 31, 2011:

Tenant	Primary DBA	Number of Locations in the Portfolio	% of Total Rents(1)
Limited Brands, Inc.	Victoria's Secret, Bath and Body Works, Victoria's Secret Beauty, PINK	118	2.4%
Gap Inc., The	The Gap, Old Navy, Banana Republic, Gap Kids, Gap Body, Baby Gap, The Gap Outlet	80	2.3%
Forever 21, Inc.	Forever 21, XXI Forever	40	1.9%
Golden Gate Capital	Express, Eddie Bauer, J. Jill, California Pizza Kitchen	78	1.9%
Foot Locker, Inc.	Champs Sports, Foot Locker, Foot Action USA, CCS, Lady Foot Locker, Kids Foot Locker	115	1.7%
Abercrombie & Fitch Co.	Abercrombie & Fitch, Hollister, Abercrombie	64	1.4%
Luxottica Group S.P.A.	Sunglass Hut, LensCrafters, Oakley, Optical Shop of Aspen, Pearle Vision Center, Ilori, Sunglass Hut / Watch Station	133	1.3%
American Eagle Outfitters, Inc.	American Eagle, Aerie, 77Kids	53	1.2%
Nordstrom, Inc.	Nordstrom, Last Chance, Nordstrom Rack, Nordstrom Last Chance, Nordstrom Spa	21	1.1%
AT&T Mobility LLC(2)	AT&T, Cingular Wireless, AT&T Experience Store	30	1.1%

(1)
Total rents include minimum rents and percentage rents.

(2)
Includes AT&T Mobility office headquarters located at Redmond Town Center.